          AMENDMENT NO. 1 TO RESEARCH, LICENSE AND ROYALTY AGREEMENT

     This Amendment No. 1 to Research, License and Royalty Agreement (the "Amendment") effective as of November 27, 1996, is entered into by and between Pharmacopeia, Inc. ("Pharmacopeia") and Berlex Laboratories, Inc. ("Berlex"), and amends that certain Research, License and Royalty Agreement entered into by Pharmacopeia and Berlex effective as of February 15, 1995 (the "Agreement").

1. All capitalized terms not defined in this Amendment shall have the meanings given to them in the Agreement.

2.   Section 3.2(b) is amended to read in its entirety as follows:

     (b)  Addition of Berlex Target.
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          (i)    Following [***] after the Effective Date, the Parties shall initiate discussions regarding the addition of a new target as an Additional Berlex Target, and an expansion of the Field to include such Additional Berlex Target. In connection with such discussions, the Parties shall promptly meet to
(i) discuss a written Research Plan for any proposed Additional Berlex Target, including without limitation, the number of FTE research positions for the Research Plan, (ii) define the Field for such Additional Berlex Target, and
(iii) define criteria for the specificity and potency of a Lead Compound, and agree on whether an appropriate in vivo model exists for the Additional Berlex
                                -- ---
Target.


          (ii) If the Parties fail to agree on a proposed target as an Additional Berlex Target by [***], Pharmacopeia will continue to conduct research in accordance with the Research Plan in the initial Field, but shall have no obligation to conduct research with respect to any proposed Additional Berlex Target. In such event, the Term and the research on the Initial Berlex Target shall terminate on [***], an in the period between [***], and [***], Berlex shall pay to Pharmacopeia [***] research payments that would otherwise be due during such period pursuant to Section 5.2 below.

          (iii) If on or before [***] the parties agree on a proposed target as an Additional Berlex Target, then Berlex shall pay to Pharmacopeia research payments for support of a Research Plan as set forth in Section 5.2 below. In such event, prior to [***], the Parties shall negotiate in good faith and agree on additional research payments, the milestone payments, royalties and other amounts to be paid by Berlex to Pharmacopeia with regard to the Additional Berlex Target, and on any amendments to the Agreement with regard to the Additional Berlex Target, and on any amendments to the Agreement with regard to the Additional Berlex Target pursuant to Sections 3.2(e) and 5.2.


*Information omitted and filed separately with the Commission under Rule 24b-2.
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3.   Section 5.1 is amended to read in its entirety as follows:

     5.1  Term. Subject to Section XIV, and Sections 2.2, 3.2 and 3.5, the Term
          ----
     of this Agreement shall extend until [***] from the Effective Date. The Term may be extended with the written agreement of the Parties.

4.   Section 5.2 is amended to read in its entirety as follows:

     5.2  Payment. Subject to the delivery of each quarterly written report from
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     Pharmacopeia to Berlex referred to in Section 3.1 pursuant to the Research
     Plan, Berlex shall pay Pharmacopeia a total of [***] in research payments as follows:

          (a)  [***] on the Effective Date.

          (b)  [***] within [***] of the Effective Date.

          (c)  [***] within [***] of the Effective Date.

          (d)  [***] within [***] of the Effective Date.

          (e)  [***] within [***] of the Effective Date.

          (f)  [***] within [***] of the Effective Date.

          (g)  [***] within [***] of the Effective Date.

          (h)  [***] within [***] of the Effective Date.

          (i)  [***] within [***] of the Effective Date.

          (j)  [***] within [***] of the Effective Date.

          (k)  [***] within [***] of the Effective Date.

          (l) [***] within [***] of receipt of the final written report on the research done pursuant to the Research Plan.

5. Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.


*Information omitted and filed separately with the Commission under Rule 24b-2.
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     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.


BERLEX LABORATORIES, INC.                    PHARMACOPEIA, INC.



By:________________________                  By:________________________

Name:______________________                  Name:______________________

Title:_____________________                  Title:_____________________

Date:______________________                  Date:______________________